Exhibit 3

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  March 30, 2023

[Remainder of Page Left Intentionally Blank]

OCM HLCN HOLDINGS, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

[Signature Page to Joint Filing Agreement]

OAKTREE HOLDINGS, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

[Signature Page to Joint Filing Agreement]

BROOKFIELD CORPORATION

By:	/s/ Swati Mandava
Name:	Swati Mandava
Title:	Managing Director – Legal & Regulatory

BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Secretary

[Signature Page to Joint Filing Agreement]